Exhibit 10.2

PROMISSORY NOTE

$8,000,000.00	July 19, 2024

FOR VALUE RECEIVED, the undersigned, CROWN CRAFTS, INC., a Delaware corporation (“CCI”), SASSY BABY, INC. (f/k/a Hamco, Inc.), a Louisiana corporation (“Sassy”); NOJO BABY & KIDS, INC. (f/k/a Crown Crafts Infant Products, Inc.), a Delaware corporation; );MANHATTAN TOY EUROPE, Limited, a United Kingdom limited company, (together with CCI, Sassy, Nojo and , the “Companies” and each a “Company”); promises to pay to the order of THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation (“CIT”), at its office located at 201 South Tryon Street, Charlotte, North Carolina 28202, in lawful money of the United States of America and in immediately available funds, the principal amount of Eight Million and No/100 Dollars ($8,000,000.00), in forty-eight (48) equal principal installments of $166,666.00. The first such installment shall be due and payable on July 31, 2024 and subsequent installments (including the final installment) shall be due and payable on the last day of each month thereafter until this Note is paid in full.

The Companies further agree to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the dates and at the rates specified in Section 8 of the Financing Agreement, dated as of July 11, 2006, as amended, among the Companies and CIT (the “Financing Agreement”). Capitalized terms used in this Note and defined in the Financing Agreement shall have the meanings given to such terms in the Financing Agreement unless otherwise specifically defined herein.

This Note is the Promissory Note referred to in the Financing Agreement, evidences the Term Loan made to the Companies thereunder, and is subject to, and entitled to, all provisions and benefits thereof, including optional and mandatory prepayment, in whole or in part, as provided therein.

Notwithstanding any other provision of this Note to the contrary, upon the occurrence of any Event of Default specified in the Financing Agreement, or upon termination of the Financing Agreement for any reason, all amounts then remaining unpaid on this Note may become, or be declared to be, at the sole election of CIT, immediately due and payable as provided in the Financing Agreement.

[signatures appear on next page]

CROWN CRAFTS, INC.

By:	/s/ Craig Demarest
Craig Demarest
CFO

SASSY BABY, INC.

By:	/s/ Craig Demarest
Craig Demarest
CFO

NOJO BABY & KIDS, INC.

By:	/s/ Craig Demarest
Craig Demarest
CFO

MANHATTAN TOY EUROPE, LIMITED

By:	/s/ Craig Demarest
Craig Demarest
CFO

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